UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): May 3, 2005

NCO Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-21639	23-2858652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On May 3, 2005, NCO Group, Inc. hosted an investor conference call to discuss items in the May 2, 2005, press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call appears as Exhibit 99.1 to this Report and is incorporated herein by reference.

     NCO Group, Inc. disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.

Item 7.01.      Regulation FD Disclosure.

Item 9.01.      Financial Statements and Exhibits

(c) Exhibits

99.1 Transcript of NCO Group, Inc. conference call on May 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: May 6, 2005	By:	/s/ Steven L. Winokur
Steven L. Winokur Executive Vice President and Chief Financial Officer